UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  December 15, 2010

Date of earliest event reported:  October 1, 2010

AdCare Health Systems, Inc.

(Exact Name of Registrant as specified in its Charter)

Ohio (State or Other Jurisdiction of Incorporation)	333-131542 (Commission file Number)

31-1332119

(IRS Employer Identification No.)

5057 Troy Road, Springfield, Ohio  45502-9032

(Address of principal executive offices)  (Zip code)

Registrant’s Telephone Number, Including Area Code

(937) 964-8974

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c)).

Explanatory Note

AdCare Health Systems, Inc (“AdCare” or the “Company”) filed a report on October 6, 2010, to report Coosa Nursing ADK, LLC, a wholly owned subsidiary of the Company, completed the acquisition of the operations of and selected assets of Coosa Valley Health Care, a 124 bed skilled nursing facility located in Gadsden, Alabama.  Also, Attalla Nursing ADK, LLC, a wholly owned subsidiary of the Company, completed the acquisition of the operations and selected assets of Attalla Health Care, a 182 bed skilled nursing facility located in Attalla, Alabama.  In response to parts (a) and (b) of Item 9.01 of the October 6 Form 8-K, the Company stated that it intended to file the required financial statements and pro forma financial information within the time period permitted by Item 9.01.  By this amendment to the October 6 Form 8-K, the Company is providing the required financial statements and pro forma financial information.  The information previously reported in the October 6 Form 8-K is hereby incorporated by reference in this Form 8-K/A.

Special Note Regarding Forward Looking Statements

Certain statements in this report constitute “forward-looking statements.”  These forward-looking statements involve known or unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements of AdCare to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements.  Specifically, the actions of competitors and customers and our ability to execute our business plan, and our ability to increase revenues is dependent upon our ability to continue to expand our current business and to expand into new markets, general economic conditions, and other factors.  You can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” “continues,” or the negative of these terms or other comparable terminology.  Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  We undertake no obligation to publicly update or review any forward-looking statements, whether as a result of new information, future developments or otherwise.

Item 9.01.  Financial Statements and Exhibits.

a.

Financial Statements of Businesses Acquired.  For Coosa Valley Health Care, the unaudited financial statements for the fiscal years ended June 30, 2010 and 2009 and the unaudited financial statements for the three months ended September 30, 2010 and 2009 are being filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

For Attalla Health Care, the unaudited financial statements for the fiscal years ended June 30, 2010 and 2009 and the unaudited financial statements for the three months ended September 30, 2010 and 2009 are being filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

b.

Pro forma Financial Information.  The unaudited pro forma combined balance sheet as of September 30, 2010 and the unaudited pro forma combined statement of operations for the year ended December 31, 2009 and the nine months ended September 30, 2010, are being filed as Exhibit 99.3 to this Form 8-K/A and are incorporated herein by reference.

d.

Exhibits

Exhibit Number	Description of Exhibit
99.1	Unaudited financial statements of Coosa Valley Health Care
99.2	Unaudited financial statements of Attalla Health Care
99.3	Unaudited pro forma combined financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  December 15, 2010

ADCARE HEALTH SYSTEMS, INC.

By: /s/Scott Cunningham

Name: Scott Cunningham

Title:  Chief Financial Officer

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